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CONSOLIDATED INTERIM FINANCIAL STATEMENTS

OF

PETILLO INCORPORATED AND AFFILIATES

SEPTEMBER 30, 2021

PETILLO INCORPORATED AND AFFILIATES

TABLE OF CONTENTS
SEPTEMBER 30, 2021

	PAGE
INDEPENDENT AUDITORS' REVIEW REPORT	1
CONSOLIDATED INTERIM FINANCIAL STATEMENTS:	
Consolidated Balance Sheet	2
Consolidated Statement of Income	3
Consolidated Statement of Changes in Shareholders' Equity	4
Consolidated Statement of Cash Flows	5
NOTES TO CONSOLIDATED INTERIM FINANCIAL STATEMENTS	6 - 19

RMG
ACCOUNTANTS AND CONSULTANTS
299 CHERRY HILL ROAD, SUITE 203 – PARSIPPANY, NJ 07054
TEL: (973) 712-5000 - FAX: (973) 712-5011
RMGNJ.com

To the Shareholders and Board of Directors
Petillo Incorporated and Affiliates
Flanders, New Jersey

INDEPENDENT AUDITORS' REVIEW REPORT

Report on the Consolidated Interim Financial Statements

We have reviewed the accompanying consolidated interim financial statements of Petillo Incorporated and Affiliates, which comprise the consolidated balance sheet as of September 30, 2021, and the related consolidated statements of income, changes in shareholders' equity and cash flows for the nine months then ended, and the related notes to the consolidated interim financial statements.

Management's Responsibility for the Consolidated Interim Financial Statements

The Company's management is responsible for the preparation and fair presentation of these consolidated interim financial statements in accordance with accounting principles generally accepted in the United States of America. This responsibility includes the design, implementation and maintenance of internal control sufficient to provide a reasonable basis for the preparation and fair presentation of the consolidated interim financial statements in accordance with accounting principles generally accepted in the United States of America.

Auditors' Responsibility

Our responsibility is to conduct our reviews in accordance with auditing standards generally accepted in the United States of America applicable to reviews of consolidated interim financial statements. A review of consolidated interim financial statements consists principally of applying analytical procedures and making inquiries of Company management. A review is substantially less in scope than an audit conducted in accordance with auditing standards generally accepted in the United States of America, the objective of which is the expression of an opinion regarding the consolidated interim financial statements taken as a whole. Accordingly, we do not express such an opinion.

Conclusion

Based on our reviews, we are not aware of any material modifications that should be made to the accompanying consolidated interim financial statements in order for them to be in accordance with accounting principles generally accepted in the United States of America.

Respectfully submitted,

RMG CPA, LLC

Parsippany, New Jersey
December 14, 2021

PETILLO INCORPORATED AND AFFILIATES

CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 2021

ASSETS

CURRENT ASSETS		
Cash and Cash Equivalents	$ 8,482,976	
Marketable Securities	17,382,862	
Contracts Receivable, net	41,194,911	
Contract Assets	14,328,171	
Prepaid Expenses and Other Current Assets	715,742	
TOTAL CURRENT ASSETS		$ 82,104,662
PROPERTY AND EQUIPMENT		
Property and Equipment, Net of Accumulated Depreciation of $39,879,396 in 2021		35,243,488
OTHER ASSETS		
Cash Value of Life Insurance	284,031	
Due from Related Party	132,289	
Equipment Deposits	225,782	
TOTAL OTHER ASSETS		642,102
TOTAL ASSETS		$ 117,990,252

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES		
Accounts Payable	$ 16,333,380	
Accrued Expenses and Other Current Liabilities	6,231,446	
Contract Liabilities	12,521,926	
Retainage Payable	2,604,668	
Line of Credit	3,000,000	
Current Portion of Long-Term Debt	9,725,015	
TOTAL CURRENT LIABILITIES		$ 50,416,435
OTHER LIABILITIES		
Long-Term Debt	14,420,798	
Due to Affiliate	1,075,504	
TOTAL OTHER LIABILITIES		15,496,302
TOTAL LIABILITIES		65,912,737
COMMITMENTS AND CONTIGENCIES		
SHAREHOLDERS' EQUITY		
Controlling Interest:		
Common Stock, No Par Value, 10,500 Shares Authorized, 10,500 Shares Issued and Outstanding	250	
Additional Paid-In Capital	19,121	
Retained Earnings	38,888,215	
Total Controlling Interest		38,907,586
Non-Controlling Interests		13,169,929
TOTAL SHAREHOLDERS' EQUITY		52,077,515
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY		$ 117,990,252

PETILLO INCORPORATED AND AFFILIATES

CONSOLIDATED STATEMENT OF INCOME
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2021

REVENUES		$ 143,340,094
COST OF REVENUES		119,674,726
GROSS PROFIT		23,665,368
GENERAL AND ADMINISTRATIVE EXPENSES		3,785,242
INCOME FROM OPERATIONS		19,880,126
OTHER (INCOME) AND EXPENSES		
(Gain) on Extinguishment of Debt	$ (6,749,007)	
Other (Income) and Expenses	1,034,355	
TOTAL OTHER (INCOME) AND EXPENSES		(5,714,652)
INCOME BEFORE PROVISION FOR CORPORATE TAXES		25,594,778
PROVISION FOR CORPORATE TAXES		
Current		1,904,241
CONSOLIDATED NET INCOME		$ 23,690,537

PETILLO INCORPORATED AND AFFILIATES

CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2021

	Common Stock	Additional Paid-In Capital	Retained Earnings	Non-Controlling Interests	Total
Balance - January 1, 2021	$ 250	$ 19,121	$ 36,332,137	$ 13,866,743	$ 50,218,251
Net Income For the Nine Months Ended September 30, 2021	-	-	10,308,922	13,381,615	23,690,537
Distributions	-	-	(7,752,844)	(14,078,429)	(21,831,273)
Ending Balance - September 30, 2021	$ 250	$ 19,121	$ 38,888,215	$ 13,169,929	$ 52,077,515

PETILLO INCORPORATED AND AFFILIATES

CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2021

CASH FLOWS FROM OPERATING ACTIVITIES		
Consolidated Net Income		$ 23,690,537
Adjustments to Reconcile Consolidated Net Income to Net Cash Flows		
Provided by Operating Activities:		
Depreciation	$ 8,214,113	
Bad Debt (Recovery)	(53,885)	
(Gain) on Extinguishment of Debt	(6,749,007)	
(Gain) on Sale of Property and Equipment	(1,155,545)	
Realized Loss on Marketable Securities	4,300	
Unrealized Loss on Marketable Securities	235,478	
(INCREASE) DECREASE IN OPERATING ASSETS		
Contracts Receivable	2,146,453	
Contract Assets	1,721,116	
Prepaid Expenses and Other Current Assets	(568,605)	
(DECREASE) INCREASE IN OPERATING LIABILITIES		
Accounts Payable	(3,222,629)	
Accrued Expenses and Other Current Liabilities	276,577	
Contract Liabilities	(277,466)	
Retainage Payable	(780,240)	(209,340)
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES		23,481,197
CASH FLOWS FROM INVESTING ACTIVITIES		
Purchases of Property and Equipment	(1,129,893)	
Proceeds from Sale of Property and Equipment	1,217,013	
Equipment Deposits	909,591	
Purchases of Marketable Securities	(6,346,275)	
Cash Value of Life Insurance	(32,144)	
Due from Related Party	(132,289)	
CASH FLOWS (USED FOR) INVESTING ACTIVITIES		(5,513,997)
CASH FLOWS FROM FINANCING ACTIVITIES		
Distributions	(21,831,273)	
Long-Term Debt Repayments	(8,605,681)	
Line of Credit Proceeds	3,700,000	
Line of Credit Repayments	(700,000)	
CASH FLOWS (USED FOR) FINANCING ACTIVITIES		(27,436,954)
NET (DECREASE) IN CASH AND CASH EQUIVALENTS		(9,469,754)
CASH AND CASH EQUIVALENTS AT THE BEGINNING OF THE PERIOD		17,952,730
CASH AND CASH EQUIVALENTS AT THE END OF THE PERIOD		$ 8,482,976
SUPPLEMENTAL CASH FLOW DISCLOSURES		
Cash Paid for Interest		$ 642,133
Cash Paid for Corporate Taxes		1,870,225
Purchases of Property and Equipment by Entering into Long-Term Debt		12,170,671

NOTE 1 - NATURE OF OPERATIONS

PRINCIPLES OF CONSOLIDATION / VARIABLE INTEREST ENTITIES

The accompanying consolidated interim financial statements include the accounts of Petillo Incorporated ("Petillo"), Petillo Maryland Incorporated ("Petillo MD"), and Petillo NY Incorporated ("Petillo NY"). These companies are related through common ownership and are collectively referred to as the "Company". The 85.5% owner of Petillo owns 100% of Petillo MD and Petillo NY.

Petillo MD and Petillo NY are variable interest entities ("VIEs") as defined by accounting principles generally accepted in the United States of America ("GAAP") and have been consolidated into the financial statements of Petillo, their primary beneficiary, as provided by GAAP. As mentioned above, the VIEs are controlled by the 85.5% shareholder of Petillo. Petillo NY utilizes the labor force of Petillo. Petillo is considered to be the primary beneficiary because it has the power to direct the activities of Petillo MD and Petillo NY. All material intercompany balances and transactions have been eliminated in consolidation as of September 30, 2021, and for the nine months then ended.

If consolidated, GAAP requires the Company to identify and segregate in the consolidated interim financial statements the balances and amounts included in shareholders' equity and in net income attributable to the non-controlling interests of the Company, which is the interests in the VIEs, Petillo MD and Petillo NY. The accounts attributable to the VIEs are identified as 'Non-Controlling Interests' in shareholders' equity. The consolidated interim financial statements are those substantially of a single economic entity, however, they are not those of a single legal entity.

CHANGE IN OWNERSHIP

As of December 31, 2020, the 85.5% owner of Petillo gifted 14.5% of his non-voting shares.

BUSINESS ACTIVITY

Petillo Incorporated:

Petillo is primarily contracted to provide site work development services with a concentration in site work, excavation, underground utilities, pipes, catch basins and hardscapes. These services are performed on commercial, industrial and municipal projects throughout the States of New Jersey, New York, Pennsylvania and Maryland.

Petillo Maryland Incorporated:

Petillo MD is primarily contracted to provide site work development services with a concentration in excavation, underground utilities, pipes, catch basins and hardscapes. These services are performed on commercial, industrial and municipal projects throughout the State of Maryland.

Petillo NY Incorporated:

Petillo NY is primarily contracted to provide site work development services with a concentration in excavation, underground utilities, pipes, catch basins and hardscapes. These services are performed on commercial, industrial and municipal projects throughout the State of New York.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies of the Company is presented to assist in understanding the Company's consolidated interim financial statements. The consolidated interim financial statements and notes are representations of the Company's management, who is responsible for their integrity and objectivity.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

REVENUE AND COST RECOGNITION

Petillo Incorporated, Petillo Maryland Incorporated, and Petillo NY Incorporated:

Petillo, Petillo MD, and Petillo NY apply the guidance within Financial Accounting Standards Board ("FASB") Accounting Standard Codification ("ASC") Topic 606, *Revenue from Contracts with Customers* ("ASC 606"). The guidance affects any entity that either enters into contracts with customers to transfer goods or services or enters into contracts for the transfer of nonfinancial assets unless those contracts are within the scope of other standards.

ASC 606 provides that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. An entity should apply the following five-step process to recognize revenue: (1) Identify the contract with a customer; (2) Identify the performance obligations in the contract; (3) Determine the transaction price; (4) Allocate the transaction price to the performance obligations in the contract; and (5) Recognize revenue when (or as) the entity satisfies a performance obligation.

Construction Contracts

Revenues on construction contracts are recognized over time, as performance obligations are satisfied, due to the continuous transfer of control to the customer. The customer typically controls the asset under construction, as evidenced either by contractual termination clauses or by each company's rights to payment for work performed on the asset under construction that does not have an alternative use to each company. Each company's construction contracts are generally accounted for as a single performance obligation, since each company is providing a significant service of integrating components into a single project. Each company recognizes revenue with an "input method" using the percentage-of-completion method, whereby progress towards completion is recognized according to the percentage of incurred costs to estimated total costs. This method best depicts the transfer of control to the customer, which occurs as each company incurs costs on its contracts. Incurred costs represent work performed, which corresponds with and thereby depicts the transfer of control to the customer.

Revenues on uninstalled materials are recognized when control is transferred to the customer. In certain circumstances, when the cost of the uninstalled materials is significant and transfer of control occurs significantly before services are provided, revenues are recognized when the cost is incurred, but profit is not recognized until such materials are installed.

Each company derives most of its revenue from fixed-price contracts recognized over time. The fixed-price contracts may be subject to change orders. Each company also recognizes revenues over time for time and material-based contracts since the customer simultaneously receives and consumes the benefits of those services as each company performs the work under the contract. As a practical expedient allowed under the revenue accounting standards, each company records revenue for these contracts in the amount to which they have a right to invoice for the services performed provided that they have a right to consideration from the customer in an amount that corresponds directly with the value of the performance completed to date.

Transaction Price

Each company determines the transaction price of their contracts to be the amount of consideration to which each company expects to be entitled in exchange for transferring goods and services to the customer. The consideration promised may include both fixed and variable amounts. Revenues are not recognized on the variable consideration until they are probable and estimable.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

REVENUE AND COST RECOGNITION (CONTINUED)

Petillo Incorporated, Petillo Maryland Incorporated, and Petillo NY Incorporated (Continued):

Combining Contracts

Each company uses significant judgment to determine whether two or more contracts with the same customer should be combined and accounted for as a single contract with one or multiple performance obligations. The treatment of such contracts could change the amount of revenue and profit recorded in each period.

Changes in Contract Estimates

Each company recognizes adjustments in estimated profit on contracts under the cumulative catch-up method. During the course of a contract, revisions in cost and profit estimates may be required and are reflected in the accounting period in which the facts, which require the revision, become known. Due to the inherent uncertainty in estimating costs on contracts in process, it is possible that estimates can change in the subsequent period. At the time a loss on a contract becomes known, the entire amount of the estimated ultimate loss on both short and long-term contracts is accrued.

Variable Consideration

Variable consideration such as claims, bonuses, incentives, liquidating damages, and penalties may be included in each company's contracts. Each company will include variable consideration in the transaction price when each company has the enforceable right to the modification, it is probable and estimable, and it is not expected there will be a significant reversal of revenue recognized on the variable consideration. Each company uses the most likely amount method or the expected value, whichever is expected to predict the amount of the variable consideration more accurately.

Change Orders

The contracts of each company may be subject to change orders. Such change orders when they occur are generally not distinct from the performance obligation of the existing contract, accordingly, the change order is recognized as a modification of the existing contract (rather than a new contract) and the contract price is adjusted by the amount of the change order.

USE OF ESTIMATES

These consolidated interim financial statements have been prepared in conformity with generally accepted accounting principles. Accordingly, management is required to make estimates and assumptions on certain reported amounts and disclosures, which may differ from actual results.

CONTRACT ASSETS AND CONTRACT LIABILITIES

Billing practices are governed by the contract terms of each project and do not necessarily correlate with revenue recognized over time using the percentage-of-completion method. The asset, "Contract Assets", represents revenues recognized in excess of amounts billed and retainage until all of the performance requirements are completed by each company. The liability, "Contract Liabilities", represents amounts billed in excess of revenues recognized. The retention agreements vary from project to project and could be outstanding for several months or years.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

CONTRACT ASSETS AND CONTRACT LIABILITIES (CONTINUED)

The contract assets and contract liabilities balances as of September 30, 2021 are as follows:

	Petillo Incorporated	Petillo NY Incorporated	Totals
Revenues in Excess of Billings	$ 519,963	$ 558,773	$ 1,078,736
Retainage	7,643,277	5,614,706	13,257,983
Less: Intercompany Eliminations	-	-	(8,548)
Contract Assets	$ 8,163,240	$ 6,173,479	$ 14,328,171
Billings in Excess of Revenues	$ 11,393,882	$ 1,128,044	$ 12,521,926
Contract Liabilities	$ 11,393,882	$ 1,128,044	$ 12,521,926

The contract assets and contract liabilities balances for the Company as of December 31, 2020 was $16,049,287 and $12,799,392, respectively. Assets and liabilities related to long-term contracts are included in current assets and current liabilities in the accompanying consolidated balance sheet, as they will be liquidated in the normal course of contract completion, which may require more than one year.

CASH EQUIVALENTS

For purposes of the consolidated statements of cash flows, cash equivalents include money market funds. As of September 30, 2021, the cash equivalents balance was $5,481,624.

CONTRACTS RECEIVABLE

Generally, the Company has lien rights on its contracts receivable balances. The Company carries its contracts receivable at cost less an allowance for doubtful accounts. The Company estimates the allowance for doubtful accounts based upon a review of outstanding receivables and historical collection information by the customer. Normally, contracts receivable are due within 30 days after the date of the requisition. As of September 30, 2021, management has elected to set the reserve for bad debt at a rate of approximately 1.0% of contracts receivable. As of September 30, 2021, the allowance was $583,284.

Contract retentions are generally due within 30 days after completion of the project and acceptance by the owner. Where the contract provides for guarantee retainage provisions, such retainage is due within one year of completion and acceptance of the project.

Receivables more than 90 days old are considered past due. Contracts receivable are written off when they are determined to be uncollectible. The Company does not accrue interest on past due receivables. Bad debt recovery for the nine months ended September 30, 2021 was $53,885. As of September 30, 2021, contracts receivable, net are summarized as follows:

Billed	
Contracts in Progress	$ 44,741,492
Completed Contracts	328,935
Contracts Receivable	45,070,427
Less: Allowance for Doubtful Accounts	(583,284)
Less: Intercompany Eliminations	(3,292,232)
Contracts Receivable, net	$ 41,194,911

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

PROPERTY, EQUIPMENT AND DEPRECIATION

Property and equipment is stated at cost. Depreciation is being provided for on the straight-line method over the estimated useful lives of the assets.

IMPAIRMENT OF LONG-LIVED ASSETS

The Company reviews long-lived assets for impairment whenever events or circumstances indicate that the carrying value of such assets may not be fully recoverable. Impairment is present when the sum of undiscounted estimated future cash flows expected to result from the use of the assets is less than carrying value. If impairment is present, the carrying value of the impaired asset is reduced to its fair value. Fair value is determined based on discounted cash flows or appraised values, depending on the nature of the assets. During the nine months ended September 30, 2021, the Company determined that there were no impairment losses for long-lived assets.

INCOME TAXES

FASB ASC 740-10-05 provides guidance on the accounting and reporting for uncertainties in income tax law and the financial statement recognition, measurement and disclosure of uncertain tax positions taken or expected to be taken in income tax returns. The Company does not believe that the effects of *FASB ASC 740-10-05* will be material to these consolidated interim financial statements.

Income taxes that remain subject to examination for the Company are all years after December 31, 2018 for federal purposes and after December 31, 2017 for state purposes.

SALES TAX

Taxes assessed by a governmental authority that are both imposed on and concurrent with a specific revenue-producing transaction, that are collected by the Company from a customer, are excluded from revenue.

FAIR VALUE MEASUREMENTS

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A fair value measurement assumes that the transaction to sell the asset or transfer the liability occurs in in the principal market. Fair value is measured utilizing valuation techniques based on observable and/or unobservable inputs. Observable inputs reflect readily obtainable data from independent sources, while unobservable inputs reflect market assumptions. Accounting standards classify these inputs into the following hierarchy:

Level 1 - Unadjusted quoted prices in active markets for identical assets and liabilities that are observable either directly or indirectly for substantially the full term of the asset or liability.

Level 2 - Inputs other than quoted prices in active markets for identical assets and liabilities that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

- Quoted prices for similar assets and liabilities in active markets
- Quoted prices for identical or similar assets or liabilities in markets that are not active
- Observable inputs other than quoted prices that are used in the valuation of the asset or liability (e.g., interest rate and yield curve quotes at commonly quoted intervals)
- Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FAIR VALUE MEASUREMENTS (CONTINUED)

Level 3 - Unobservable inputs for the asset or liability (supported by little or no market activity). Level 3 inputs include management's own assumption about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk).

The hierarchy requires the Company to use observable market data, when available, and to minimize the use of unobservable inputs when determining fair value. Assets and liabilities are classified based on the lowest level of input that is significant to the fair value measurement. The fair value of marketable securities held at September 30, 2021 are as follows:

As of September 30, 2021				
Asset Class	**Level 1**	**Level 2**	**Level 3**	**Totals**
Equities	$ 11,868,007	$ -	$ -	$ 11,868,007
Fixed Income	2,006,125	3,508,730	-	5,514,855
Totals	$ 13,874,132	$ 3,508,730	$ -	$ 17,382,862

ADVERTISING

FASB ASC 720-35-05-1 provides guidance on the reporting of advertising costs within the consolidated interim financial statements. The Company expenses advertising costs as they are incurred. The amounts charged to advertising expense for the nine months ended September 30, 2021 was $13,600.

NEW ACCOUNTING PRONOUNCEMENTS

Changes to U.S. GAAP are typically established by the FASB in the form of accounting standards updates ("ASUs") to the FASB ASC. The Company considers the applicability and impact of all ASUs. The Company, based on its assessment, determined that any recently issued or proposed ASUs not listed below are either not applicable to the Company or would have minimal impact on the accompanying consolidated interim financial statements if adopted.

ASU No. 2016-02

In February 2016, the FASB issued ASU No. 2016-02, *Leases (Topic 842)*. This ASU is the result of a joint project of the FASB and the International Accounting Standards Board ("IASB") to increase transparency and comparability among organizations by recognizing lease assets and lease liabilities on the balance sheet and disclosing key information about leasing arrangements for U.S. GAAP and International Financial Reporting Standards ("IFRS"). The guidance in this ASU affects any entity that enters into a lease (as that term is defined in this ASU), with some specified exemptions. The guidance in this ASU will supersede FASB ASC Topic 840, *Leases.*

The ASU provides that lessees should recognize lease assets and lease liabilities on the balance sheet for leases previously classified as operating leases that exceed 12 months, including leases existing prior to the effective date of this ASU. It also calls for enhanced leasing arrangement disclosures.

For nonpublic entities, the amendments of ASU No. 2016-02 are effective for annual reporting periods beginning after December 15, 2021, and interim periods within annual periods beginning after December 15, 2022, based on the FASB's vote at its May 20, 2020 meeting to defer the implementation dates by one year. Early application is permitted for all entities. The Company has not yet determined if this ASU will have a material effect on its consolidated interim financial statements.

NOTE 3 - CONCENTRATIONS

Cash and Cash Equivalents

The Company maintains cash and cash equivalents balances with various banks as of September 30, 2021. The accounts are insured by the Federal Deposit Insurance Corporation up to $250,000 per bank. If the Company's cash and cash equivalents balance exceeds $250,000 per bank, then *FASB ASC 825-10-05* identifies these items as a concentration of credit risk requiring disclosure, regardless of the degree of risk.

As of September 30, 2021, the uninsured balances were as follows:

Petillo Incorporated	$	6,880,998
Petillo NY Incorporated		3,118,166
TOTAL	$	9,999,164

Customers

The Company had two customers that individually represented greater than 10% and collectively represented 63% of the Company's total revenues for the nine months ended September 30, 2021. The Company had five customers that individually represented greater than 10% and collectively represented 93% of the Company's outstanding contracts receivable and retainage balances as of September 30, 2021.

Vendors

The Company had no vendors that individually represented greater than 10% of the total cost of revenues for the nine months ended September 30, 2021.

NOTE 4 - CORPORATE TAXES

Petillo Incorporated:

Petillo, with the consent of its shareholders, has elected under the Internal Revenue Code to be treated as an S corporation for federal tax purposes. In lieu of federal corporation income taxes, the shareholders of an S corporation are taxed on their proportionate share of the S corporation's taxable income. Therefore, no provision or liability for federal income taxes has been included in these consolidated interim financial statements. Petillo has also elected to be a New Jersey, New York, Pennsylvania and Maryland S corporation.

Petillo has elected to pay the New Jersey Business Alternative Income Tax ("NJ BAIT") on the expected New Jersey allocation of business income on behalf of its shareholders. The shareholders will report the New Jersey taxable income on their respective individual tax filing and receive a credit for the amounts paid by Petillo. As of September 30, 2021, Petillo has accrued $55,973 of NJ BAIT.

Petillo has also elected to pay the New York Pass-through Entity Tax ("NY PTE") on the expected New York allocation of business income on behalf of its shareholders. The shareholders will report the New York taxable income on their respective individual tax filing and receive a credit for the amounts paid by Petillo. As of September 30, 2021, Petillo has accrued $47,464 of NY PTE.

Depreciation is calculated under an accelerated method for tax purposes. Petillo has temporary differences in the recognition of income and expenses between their financial and tax methods of accounting.

NOTE 4 - CORPORATE TAXES (CONTINUED)

Petillo NY Incorporated:

Petillo NY, with the consent of its shareholder, has elected under the Internal Revenue Code to be treated as an S corporation for federal tax purposes. In lieu of federal corporation income taxes, the shareholder of an S corporation is taxed on his/her proportionate share of the S corporation's taxable income. Therefore, no provision or liability for federal income taxes has been included in these consolidated interim financial statements. Petillo NY has also elected to be a New York S corporation.

Petillo NY has also elected to pay the New York Pass-through Entity Tax (“NY PTE”) on the expected New York allocation of business income on behalf of its shareholder. The shareholder will report the New York taxable income on his/her respective individual tax filing and receive a credit for the amounts paid by Petillo NY. As of September 30, 2021, Petillo NY has accrued $1,508,908 of NY PTE.

Depreciation is calculated under an accelerated method for tax purposes. Petillo NY has temporary differences in the recognition of income and expenses between their financial and tax methods of accounting.

Petillo Maryland Incorporated:

Petillo MD, with the consent of its shareholder, has elected under the Internal Revenue Code to be treated as an S corporation for federal tax purposes. In lieu of federal corporation income taxes, the shareholder of an S corporation is taxed on his/her proportionate share of the S corporation's taxable income. Therefore, no provision or liability for federal income taxes has been included in these consolidated interim financial statements. Petillo MD has also elected to be a Maryland S corporation.

Depreciation is calculated under an accelerated method for tax purposes. Petillo MD has temporary differences in the recognition of income and expenses between their financial and tax methods of accounting.

NOTE 5 - CASH VALUE OF LIFE INSURANCE

Petillo has taken out a life insurance policy on key employees. The cash value of life insurance represents the sum of money that Petillo would receive in the event that the policy is voluntarily terminated before its maturity or an insured event occurs.

NOTE 6 - LEASE COMMITMENTS

Petillo NY leases its headquarters located in Wallkill, New York from a third party. The lease term is five years and calls for monthly rental payments of $3,080 plus common area charges. The monthly payments increase incrementally each year at a rate of 2%.

Minimum monthly lease payments are as follows for the next five years:

1	$ 39,614
2	30,205
3	-
4	-
5	-
TOTAL	$ 69,820

NOTE 7 - PROPERTY AND EQUIPMENT

Property and equipment consists of the following as of September 30, 2021:

		Useful Lives (Years)
Leasehold Improvements	$ 202,947	7 - 39
Machinery and Equipment	58,578,523	5 - 7
Office Equipment	620,833	5 - 7
Transportation Equipment	15,720,581	5
	75,122,884	
Less: Accumulated Depreciation	(39,879,396)	
	$ 35,243,488	

Depreciation expense for the nine months ended September 30, 2021 was $8,214,113.

NOTE 8 - DUE TO AFFILIATE / RELATED PARTY TRANSACTIONS

The due to affiliate balance represents amount owed to an entity owned 100% by the 85.5% shareholder of Petillo. This amount bears no interest is due on December 31, 2025. However, prepayments on this balance are allowed. Petillo also leases its headquarters located in Flanders, New Jersey from this affiliate. The lease calls for monthly rental payments in the amount of $20,000 for the office. There is an additional lease for the shop that calls for monthly rental payments of $18,000, The total rent paid to this affiliate for the nine months ended September 30, 2021 was $342,000.

NOTE 9 - PAYCHECK PROTECTION PROGRAM LOAN

On March 27, 2020, the Coronavirus Aid, Relief, and Economic Security Act (CARES Act) was enacted to provide emergency assistance for individuals, families, and organizations affected by the coronavirus pandemic. The Paycheck Protection Program (PPP), created through the CARES Act, provides qualified organizations with SBA loans from a financial institution through the PPP. Petillo received funding of $6,749,007 through the PPP in April 2020.

Under the terms of the CARES Act and the PPP, Petillo could apply for and be granted forgiveness for all or a portion of the loan issued to the extent the proceeds are used in accordance with the PPP. Petillo applied for forgiveness for the entire loan balance. In June 2021, the SBA approved Petillo's loan forgiveness application and has released Petillo of its' debt obligation. The entire loan balance was reclassified as other income as a gain on extinguishment of debt.

NOTE 10 - MARKETABLE SECURITIES

The Company has adopted FASB ASU No. 2016-01, *Financial Instruments – Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities* with a date of initial application of January 1, 2020. As a result, the Company has updated its accounting policy for marketable securities to recognize the FASB ASU No. 2016-01 by recording a cumulative effect adjustment to the consolidated balance sheet as of January 1, 2020, reclassifying the accumulated other comprehensive income of $239,609 into retained earnings. Under FASB ASU No. 2016-01, realized and unrealized gains and losses are included in earnings on the accompanying consolidated statements of income. Marketable securities are stated at fair value. Dividend and interest income are recognized when earned.

NOTE 10 - MARKETABLE SECURITIES (CONTINUED)

The components of investments are as follows at September 30, 2021:

As of September 30, 2021				
Asset Class	**Cost**	**UR Loss**	**UR Gain**	**EMV**
Equities	$ 11,805,350	$ 303,965	$ 355,713	$ 11,857,098
Fixed Income	5,338,558	-	187,206	5,525,764
Totals	$ 17,143,908	$ 303,965	$ 542,919	$ 17,382,862

NOTE 11 - BACKLOG

Petillo has the following unearned revenues and costs to complete on contracts in progress as of September 30, 2021:

Contracts in Progress as of December 31, 2020	$ 245,861,099
New Contracts - Period Ended September 30, 2021	150,861,418
Total Contract Amount	396,722,517
Less: Revenues	(230,394,520)
TOTAL UNEARNED REVENUES	$ 166,327,997

Contracts in Progress as of December 31, 2020	$ 201,210,982
New Contracts - Period Ended September 30, 2021	135,448,018
Total Estimated Costs	336,659,000
Less: Cost of Revenues	(191,206,232)
TOTAL COSTS TO COMPLETE	$ 145,452,768

Petillo NY has the following unearned revenues and costs to complete on contracts in progress as of September 30, 2021:

Contracts in Progress as of December 31, 2020	$ 74,697,550
New Contracts - Period Ended September 30, 2021	42,694,594
Total Contract Amount	117,392,144
Less: Revenues	(106,338,282)
TOTAL UNEARNED REVENUES	$ 11,053,862

Contracts in Progress as of December 31, 2020	$ 54,558,207
New Contracts - Period Ended September 30, 2021	30,641,208
Total Estimated Costs	85,199,415
Less: Cost of Revenues	(76,968,953)
TOTAL COSTS TO COMPLETE	$ 8,230,462

Remaining construction performance obligations represent the remaining transaction price, including variable consideration not considered, for which work has not been performed. As of September 30, 2021, Petillo and Petillo NY had $166,327,997 and $11,053,862 of transaction price allocated to each company's remaining performance obligations, respectively. Each company expects to recognize revenue on approximately all of the remaining performance obligations over the next 18 months.

NOTE 12 - VARIABLE INTEREST ENTITIES ("VIEs")

For the nine months ended September 30, 2021, Petillo provided certain financial support (referred to as variable interest) to Petillo MD and Petillo NY (the "Affiliates"). In accordance with generally accepted accounting principles, Petillo has consolidated the financial statements of these Affiliates.

Select information of the VIEs' balance sheets as of September 30, 2021 and the results of operations for the nine months then ended is as follows:

	Petillo NY Incorporated	Petillo Maryland Incorporated
Total Assets	$ 28,565,380	$ 364,544
Total Liabilities	15,387,145	372,850
Total Equity (Deficit)	$ 13,178,235	$ (8,306)
Revenues	$ 52,298,649	$ -
Net Income (Loss)	$ 13,389,921	$ (8,306)

NOTE 13 - LINE OF CREDIT

The Company has a working capital line of credit in the amount of $20,000,000 at an interest rate of one-month LIBOR plus 2.75% (one-month LIBOR was 0.08% at September 30, 2021) and expires July 11, 2022. The line is guaranteed by the 85.5% shareholder of Petillo and secured by Company assets. As of September 30, 2021, the line had an outstanding balance of $3,000,000.

The Company has an equipment line of credit in the amount of $1,500,000 at an interest rate of one-month LIBOR plus 2.75% (one-month LIBOR was 0.08% at September 30, 2021). The line is secured by a specific UCC 1 filing on equipment purchased. After a period of 12 months, the remaining balance on the equipment line will be termed out over a period of 60 months. The balances of these term loans are included within Note 14. As of September 30, 2021, the line was fully available.

The Company must maintain certain financial covenants as required by the bank. As of September 30, 2021, the financial covenants were met.

NOTE 14 - LONG-TERM DEBT

Petillo has borrowed funds from various credit companies to finance equipment and working capital. The loans' monthly payments, interest rates and maturity dates range from $444.09 to $108,486.85, 0.00% to 6.77% and February 2022 to February 2026, respectively. These loans are secured by equipment. As of September 30, 2021, the outstanding loan balances were $21,170,900.

Petillo NY has borrowed funds from various credit companies to finance equipment. The loans' monthly payments, interest rates and maturity dates range from $709.11 to $7,817.44, 0.00% to 6.54% and April 2022 to May 2026, respectively. These loans are secured by equipment. As of September 30, 2021, the loan balances were $2,753,098.

Petillo MD has borrowed funds from various credit companies to finance equipment. The loans' monthly payments, interest rates and maturity dates range from $997.58 to $1,434.60, 4.09% to 6.69% and September 2025 to August 2027, respectively. These loans are secured by equipment. As of September 30, 2021, the outstanding loan balances were $221,815.

NOTE 14 - LONG-TERM DEBT (CONTINUED)

Principal maturities are as follows for the next five years and thereafter:

1	$ 9,725,015
2	8,217,356
3	4,553,899
4	1,492,394
5	146,562
Thereafter	10,587
TOTAL	$ 24,145,813

NOTE 15 - OPERATING LEASE OBLIGATIONS

As of September 30, 2021, the Company's original property value under current operating leases totaled $3,502,079. These leases are non-cancelable. Future minimum monthly lease payments are as follows for the next five years:

1	$ 980,650
2	72,124
3	-
4	-
5	-
Total Future Minimum Lease Payments	$ 1,052,774

NOTE 16 - RETIREMENT PLANS

Defined Contribution Profit Sharing and 401(k) Plan

Petillo has adopted a 401k plan with a profit share and a cash balance pension plan covering all eligible non-union employees. Company contributions are made at the discretion of management. The company made contributions totaling $129,779 for the nine months ended September 30, 2021.

Multi-Employer Plan

Certain employees are covered by union sponsored, collectively bargained, multi-employer pension plans. Contributions are determined in accordance with the provisions of negotiated labor contracts and generally are based on the number of hours worked.

Such plans are administered through the unions involved. Under U.S. legislation regarding such pension plans, a company is required to continue funding its proportionate share of a plan's unfunded vested benefits in the event of withdrawal (as defined by the legislation) from a plan or plan termination. Petillo may have a potential obligation as a participant. The information required to determine the total amount of the contingent obligation. However, Petillo has no present intention of withdrawing from any of these plans, nor has Petillo been informed that there is any intention to terminate such plans.

NOTE 16 - RETIREMENT PLANS (CONTINUED)

Multi-Employer Plan (Continued)

The Company's participation in these plans is outlined in the following tables. The EIN / Pension Plan Number column provides the Employee Identification Number (EIN) and the six-digit pension plan number, if applicable. The most recent Pension Protection Act Zone Status available in 2021 is for the Plan's year-end date at December 31, 2020, unless otherwise noted in the table below. Among other factors, generally plans in the red zone are less than 65 percent funded, plans in the yellow zone are less than 80 percent funded, and plans in the green zone are at least 80 percent funded. The FIP/RP Status Pending / Implemented Column indicates plans for which a funding improvement plan ("FIP") or a rehabilitation plan ("RP") is either pending for has been implemented.

Unless otherwise noted, the information for the below table was obtained from the respective Pension Fund for each plan's year-end at December 31, 2020.

Pension Fund	EIN/Pension Plan Number	Pension Protection Act Zone Status 2020	FIP/RP Status Pending / Implemented	Company Contributions Made September 30, 2021	Surcharge Imposed	Expiration Date of Collective Bargaining Agreement
Laborers International Union of North America Local 17	14-6025196	Green	Implemented	$ 299,261	No	5/31/2025
International Union of Operating Engineers Local 137	13-1825849	Green	No	156,961	No	3/2/2025
Heavy and General Construction Laborers Local 472 and Local 172	22-6032103	Green	No	1,304,139	No	2/28/2024
Laborers' Local 235	13-6186984	Green	Implemented	181,469	No	4/30/2022
United Transportation Union Local 469	22-6172237	Red	Implemented	73,039	Yes	4/30/2022
International Union of Operating Engineers Local 542	23-6405239	Green	No	29,991	No	4/30/2022
Laborers Local 754 Joint Benefits Funds	13-1895922	Green	Implemented	1,431	No	4/30/2022
International Union of Operating Engineers Local 825	22-6033380	Green	No	867,552	No	6/30/2024
International Union of Operating Engineers Local 15D	36-6052390	Green	No	2,304	No	7/1/2023
			Total Contributions	$ 2,916,147		

NOTE 17 - COMMITMENTS AND CONTIGENCIES

COVID-19

In March 2020, the World Health Organization declared the outbreak of a strain of the coronavirus (“COVID-19”) to be a pandemic. The COVID-19 outbreak in the United States has resulted in temporary shutdowns of work sites mandated by state and local governments. The Company has implemented new processes and protocols to conform to regulations stipulated by state and local governments. Unforeseen conditions may require contract modifications and/or changes in estimates to complete existing contracts. The length of the pandemic and the future impact of COVID-19 on operations and financial performance are unknown at this time.

LITIGATION MATTERS

As a result of the ordinary course of business, the Company may be involved in various litigation matters. The ultimate outcome of such matters is uncertain. However, management and legal counsel are of the opinion that any unfavorable outcomes would have minimal adverse economic impact on the Company.

SURETY

The Company is contingently liable to a surety company under a general indemnity agreement. The Company agrees to indemnify the surety for any payments made on contracts of surety ship, guarantee or indemnity. The Company believes that all contingent liabilities will be satisfied by their performance on the specific bonded contracts.

NOTE 18 - SUBSEQUENT EVENTS

The Company has evaluated all events or transaction that occurred after September 30, 2021 through December 14, 2021, which is the date that the consolidated interim financial statements were available to be issued. During this period, there were no material subsequent events requiring disclosure.